Exhibit 99.1

Blue Owl Technology Finance Corp. to Begin Trading on the New York Stock Exchange

Largest publicly traded technology-focused BDC by total assets

NEW YORK — June 11, 2025 — Blue Owl Technology Finance Corp. (“OTF” or the “Company”), a leading business development company (“BDC”) focused on investing in U.S. upper middle-market technology companies, has received approval from the New York Stock Exchange (“NYSE”) and is expected to commence trading tomorrow, June 12, 2025, under the ticker symbol “OTF.”

“The listing of OTF on the New York Stock Exchange as the largest technology-focused BDC in the public market highlights the strength of our Credit platform and our innovative technology strategy,” said Craig W. Packer, Chief Executive Officer of OTF. “We look forward to OTF’s next chapter as a public company and remain committed to delivering attractive risk-adjusted returns to our shareholders.”

Erik Bissonnette, President of OTF commented, “Today marks a significant milestone for our technology strategy, which we launched in 2018. The success of OTF’s listing is underpinned by our strong portfolio performance, excellent credit quality and attractive returns generated for shareholders. Looking ahead, technology lending will remain the cornerstone of OTF’s portfolio, reflecting our conviction in the long-term growth and resilience of the asset class.”

Advisors

BofA Securities, J.P. Morgan, Keefe Bruyette & Woods, A Stifel Company, RBC Capital Markets, Truist Securities, Citigroup, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, ING Financial Markets LLC, Mizuho, Morgan Stanley, MUFG, SMBC Nikko, SOCIETE GENERALE and Wells Fargo Securities are serving as lead advisors to the Company in connection with the listing. B. Riley Securities, Inc., Compass Point Research & Trading LLC, Citizens Capital Markets, Ladenburg Thalmann & Co. Inc., Natixis, Oppenheimer & Co., Raymond James & Associates, Inc., Regions Securities LLC, Santander, Scotiabank, R. Seelaus & Co., LLC, and Synovus are also acting as co-advisors. Eversheds Sutherland (US) LLP acted as legal advisor to the Company.

ABOUT BLUE OWL TECHNOLOGY FINANCE CORP.

Blue Owl Technology Finance Corp. (“OTF”) is a specialty finance company focused on making debt and equity investments to U.S. technology-related companies, with a strategic focus on software. As of March 31, 2025, OTF had investments in 181 portfolio companies with an aggregate fair value of $12.1 billion. OTF has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. OTF is externally managed by Blue Owl Technology Credit Advisors LLC, an SEC-registered investment adviser that is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform. To learn more, visit www.blueowltechnologyfinance.com.

Certain information contained herein may constitute “forward-looking statements” that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about OTF, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond OTF’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in OTF’s filings with the SEC. Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which OTF makes them. OTF does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

INVESTOR CONTACTS

Investor Contact:

BDC Investor Relations

Michael Mosticchio

credit-ir@blueowl.com

Media Contact:

Prosek Partners

Josh Clarkson

pro-blueowl@prosek.com

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